[Maxus Properties Letterhead]

Via Fax and UPS Overnight

March 29, 2000

Mr. Bradley J. Schafer
SCHAFERICHARDSON, Inc.
530 Ford Centre
420 North Fifth Street
Minneapolis, MN  55401

RE:  Cobblestone Court Sale Agreement

Dear Brad:

The purpose of this letter is to set forth an amendment to the Cobblestone Court Shopping Center Sale Agreement dated January 28, 2000 (the "Agreement"), between Nooney Real Property Investors - Four, L.P. (now known as Maxus Real Property Investors - Four, L.P. "Seller") and Farrington Properties, Inc. ("Buyer").

Buyer and Seller agree as follows:

         1. The initial closing date set forth in Paragraph 8 of the Agreement was March 28, 2000, and the transaction has not closed. Buyer hs not made the $100,000 additional Earnest Deposit to the Title Company required by Paragraph 8 to extend the closing date for an additional forty-five (45) day period.

         2. Seller provided to Buyer the subordination, non-disturbance and attornment agreements (the "SNDA's") and estoppel letters from all of the tenants of the Property in form reasonably required by Buyer's lender prior to March 28, 2000 as required by Paragraph 19 of the Agreement. Buyer acknowledges that Seller has complied with all of the "Contingency" requirements set forth in Paragraph 19 of the Agreement and this Paragraph is removed from the Agreement with the exception of the final sentence which will remain.

         3. Buyer will deposit the $100,000 additional Earnest Deposit required by Paragraph 8 at the Title Company no later than March 31, 2000 which will extend the closing date to no later than May 15, 2000.



                   1100 Main, Suite 2100 Kansas City, MO 64105
       806-421-4670 P.O. Box 26730 Kansas City, MO 64198 FAX 816-221-1829

May 29, 2000
Bradley J. Schafer
Page 2

All other terms and conditions of the Agreement remain in full force and affect.

If the terms and conditions of this amendment are acceptable, acknowledge as such by signing below and returning to me along with evidence of the additional $100,000 deposit no later than March 31, 2000.

Sincerely,

/s/ Daniel W. Pishny
Daniel W. Pishny
President

AGREED BY

Maxus Real Property Investors-Four, L.P.        Farrington Properties, Inc.



/s/ Daniel W. Pishny                            /s/ Bradley J. Schafer
Daniel W. Pishny                                Bradley J. Schafer
President of Maxus Capital Corp,                SCHAFERICHARDSON, INC.
General Partner                                 Managing Agent for Farrington
                                                Properties, Inc.